UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2013

ACI WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25346	47-0772104
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices, including zip code)

(239) 403-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 11, 2013, ACI Worldwide, Inc. (“ACI”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition by the Registrant of Online Resources Corporation (“ORCC”) pursuant to the previously announced Transaction Agreement, dated as of January 30, 2013 (the “Transaction Agreement”), by and among ACI and ORCC. This amendment to the Original Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of ORCC and its subsidiaries as of December 31, 2012 and audited consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows of ORCC and its subsidiaries for the year ended December 31, 2012, and the notes related thereto and the related independent auditors’ report of KPMG LLP are filed in this form 8-K/A as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma combined statement of income for the year ended December 31, 2012, unaudited pro forma combined balance sheet as of December 31, 2012, and the notes related thereto, are filed as Exhibit 99.2 to this report.

(d) Exhibits

Exhibit 23.2	Consent of KPMG LLP.

Exhibit 99.1	Audited consolidated balance sheet of ORCC and its subsidiaries as of December 31, 2012 and audited consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows of ORCC and its subsidiaries for the year ended December 31, 2012, and the notes related thereto and the related independent auditors’ report of KPMG LLP.

Exhibit 99.2	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2012, unaudited pro forma condensed combined balance sheet as of December 31, 2012, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC. (Registrant)

Date: May 17, 2013	By:	/s/ SCOTT W. BEHRENS
	Name:	Scott W. Behrens
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.2	Consent of KPMG LLP.

99.1	Audited consolidated balance sheet of ORCC and its subsidiaries as of December 31, 2012 and audited consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows of ORCC and its subsidiaries for the year ended December 31, 2012, and the notes related thereto and the related independent auditors’ report of KPMG LLP.

99.2	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2012, unaudited pro forma condensed combined balance sheet as of December 31, 2012, and the notes related thereto.